Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

DECEMBER 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: January 19, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:	AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation – Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements – December 2010	5
Schedule of Cash Receipts and Disbursements – October 1, 2010 – December 31, 2010	7

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	10
Schedule of Professional Fee and Expense Disbursements	11

LBHI
Quarterly Hedging Transactions Update	13
Schedule of Hedging Transactions as of December 31, 2010	15

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.(“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l.	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DECEMBER 1, 2010 TO DECEMBER 31, 2010

AND

OCTOBER 1, 2010 TO DECEMBER 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.	Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), LBTC Transfer Inc. (formerly known as Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware.

7.	Cash and Investments pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. (Citibank) and HSBC Bank PLC (HSBC), currently recorded at $2 billion and $217 million, respectively, have been excluded from this report.

8.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

December 1, 2010 - December 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	Debtor Entities											Other Controlled Entities (b)					Total Debtors and Other Controlled Entities
		LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Cash & Investments (12/1/10)	(c), (d)	$1,995	$8,318	$1,646	$237	$4,366	$532	$419	$390	$12	$17,913	$49	$941	$22	$2,454	$3,466	$21,380

Sources of Cash:
Corporate
LAMCO Management Fees	(e)	—	—	—	—	—	—	—	—	—	—	62	—	—	—	62	62
Repayment of Advances Made to Aurora	(f)	81	—	—	—	—	—	—	—	—	81	—	—	—	—	—	81
Compensation and Benefits Reimbursements	(g)	1	—	—	—	—	—	—	—	—	1	—	—	—	—	—	1
Other Receipts	(h)	52	15	3	—	5	—	—	—	—	76	—	13	—	1	14	90
Derivatives	(i)	—	365	3	—	—	9	5	—	—	383	—	—	—	—	—	383
Loans	(j)	1	20	—	—	172	—	—	—	—	193	—	—	—	—	—	193
Private Equity / Principal Investing	(k)	70	—	—	—	13	—	—	—	—	82	—	88	1	63	152	234
Real Estate	(l)	31	—	—	—	3	—	—	—	—	34	—	—	—	3	3	37
Asia		—	—	—	—	—	—	—	—	—	—	—	—	—	39	39	39
South America		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	(m)	267	2	—	—	8	1	—	—	—	278	—	7	1	2	10	288

Total Sources of Cash		502	402	6	—	201	10	5	—	—	1,127	62	108	2	109	281	1,408

Uses of Cash:
Corporate
LAMCO Management Fees	(e)	(62)	—	—	—	—	—	—	—	—	(62)	—	—	—	—	—	(62)
Compensation and Benefits	(n)	(15)	—	—	—	—	—	—	—	—	(15)	(4)	—	—	(1)	(5)	(21)
Professional Fees	(o)	(25)	—	—	—	—	—	—	—	—	(25)	—	—	—	—	—	(25)
Other Operating Expenses	(p)	(6)	—	—	—	—	—	—	—	—	(6)	(2)	—	—	(1)	(3)	(9)
Other Non-Operating Expenses	(q)	(3)	—	—	—	(46)	—	—	—	—	(49)	—	—	—	—	—	(49)
Bankhaus Settlement	(r)	—	—	—	—	(2)	—	—	—	—	(2)	—	—	—	—	—	(2)
Derivatives, Principally Hedging	(s)	—	(52)	(5)	—	—	—	—	—	—	(57)	(1)	—	—	—	(1)	(58)
Loans	(t)	—	—	—	—	(56)	—	—	—	—	(56)	—	—	—	—	—	(56)
Private Equity / Principal Investing	(u)	—	—	—	—	—	—	—	—	—	—	—	(13)	—	—	(13)	(13)
Real Estate	(v)	(30)	—	—	—	(26)	—	—	—	—	(56)	—	—	(12)	(5)	(17)	(73)
Asia		—	—	—	—	—	—	—	—	—	—	—	—	—	(14)	(14)	(14)
South America		—	—	—	—	—	—	—	—	—	—	—	—	—	(15)	(15)	(15)
Inter-Company Transfers	(m)	(34)	(90)	(7)	(4)	(92)	(3)	(1)	—	—	(232)	—	(15)	(5)	(37)	(58)	(289)

Total Uses of Cash		(176)	(142)	(13)	(4)	(221)	(3)	(1)	—	—	(560)	(8)	(28)	(18)	(72)	(126)	(686)

Net Cash Flow		326	260	(6)	(4)	(20)	7	4	—	—	567	55	79	(15)	36	155	722

FX Fluctuation	(w)	(2)	1	1	—	1	—	—	—	—	1	—	—	—	(12)	(12)	(11)

Ending Cash & Investments (12/31/10)	(x)	$2,318	$8,579	$1,641	$233	$4,347	$539	$423	$390	$12	$18,481	$104	$1,021	$7	$2,477	$3,609	$22,090

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

December 1, 2010 - December 31, 2010

Notes

(a)	Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Corporate, Derivatives, Loans, Private Equity / Principal Investing and Real Estate reflects bank accounts that are managed and reconciled by Lehman’s U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman’s Asia and South American operations, respectively.

(b)	Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.

(c)	Beginning Cash and Investments was decreased $4 million for LBHI, $13 million for LBSF, $1 million for LBCS and $9 million for LCPI from Ending Cash and Investments on the November 2010 Schedule of Cash Receipts and Disbursements to reflect the amortization of purchase price premiums on investments.

(d)	Beginning Cash and Investment balances include approximately $4.5 billion in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or Other Controlled Entities. Beginning Cash and Investment balances exclude approximately $568 million of cash posted for hedging activity, prior to the recognition of any gains or losses.

(e)	Reflects payment for LAMCO services for Q4 2010.

(f)	Reflects the repayment of advances for the court approved repo facility and advance receivables facility with Aurora Bank.

(g)	Reflects the repayment of payroll disbursements made on behalf of Woodlands Commercial Bank.

(h)	Primarily reflects $30 million of interest income, $26 million of principal and interest redeemed from an ABS portfolio, $16 million of distributions from South American performing and non-performing loan portfolios and $15 million as a partial reimbursement related to the court-approved REMIC settlement.

(i)	Primarily reflects settlements with counterparties and includes the return of $71 million of collateral posted for hedging.

(j)	Primarily reflects principal and interest from borrowers, of which a portion was distributed to syndicated loan participants (see footnote t).

(k)	Primarily reflects redemptions, dividends, interest and/or proceeds from the sale of investments.

(l)	Primarily reflects principal and interest received from real estate investments.

(m)	Primarily reflects $208 million transferred to LBHI from various Lehman legal entities for Q2 2010 cost allocations and true-ups from prior periods.

(n)	Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $15 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(o)	A portion of the $25 million will be subject to future cost allocation to various Lehman legal entities.

(p)	Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs. A portion of the $6 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(q)	Primarily reflects disbursements of $46 million to hedge foreign currency risk of real estate and loan assets.

(r)	Reflects the purchase of a loan asset related to the court-approved Bankhaus Settlement that occurred in February 2010.

(s)	Primarily reflects $36 million of collateral posted for hedging and payments on live trades.

(t)	Primarily reflects principal and interest distributed to syndicated loan participants.

(u)	Primarily reflects capital calls.

(v)	Primarily reflects payments made to preserve the value of Real Estate assets.

(w)	Reflects fluctuation in value of foreign currency bank accounts.

(x)	Ending Cash and Investment balances include approximately $4 billion in co-mingled or segregated accounts. These amounts are preliminary and estimated as follows: Debtors - LCPI $1.8 billion, LBHI $1.3 billion, LBSF $657 million, LBCS $44 million, LBCC $5 million, Lehman Scottish Finance $2 million; and Non-Debtors $82 million, and are subject to adjustment. Ending Cash and Investment balances exclude approximately $538 million of cash posted as collateral for hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $444 million, LCPI $44 million, LBFP $28 million, LBCC $11 million, LBHI $10 million and LBCS $1 million.

6

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

October 1, 2010 - December 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtor Entities										Other Controlled Entities (b)					Total Debtors and Other Controlled Entities
			LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Cash & Investments (10/1/10)	(c	), (d)	$2,507	$7,453	$1,617	$235	$3,678	$506	$417	$387	$12	$16,811	$65	$824	$44	$2,517	$3,451	$20,262

Sources of Cash:
Corporate
LAMCO Management Fees	(e)		—	—	—	—	—	—	—	—	—	—	62	—	—	—	62	62
Repayment of Advances Made to Aurora	(f)		443	—	—	—	—	—	—	—	—	443	—	—	—	—	—	443
Compensation and Benefits Reimbursements	(g)		2	—	—	—	—	—	—	—	—	2	—	—	—	—	—	2
Asset Sales	(h)		10	—	—	—	—	—	—	—	—	10	—	—	—	—	—	10
Other Receipts	(i)		63	25	4	—	8	—	1	1	—	102	1	13	—	3	17	118
Derivatives	(j)		—	1,128	27	—	50	24	6	—	—	1,235	—	—	—	1	1	1,236
Loans	(k)		25	20	—	—	1,253	—	—	—	—	1,298	—	1	—	—	—	1,298
Private Equity / Principal Investing	(l)		119	—	—	—	72	—	—	—	—	191	—	233	3	67	303	494
Real Estate	(m)		110	—	—	—	186	—	—	—	—	295	—	—	62	45	107	402
Asia	(n)		—	—	—	—	—	—	—	—	—	—	—	—	—	238	238	238
South America			—	—	—	—	—	—	—	—	—	—	—	—	—	3	3	3
Inter-Company Transfers	(o)		379	184	5	2	21	15	—	2	—	609	—	26	1	15	42	651

Total Sources of Cash			1,150	1,358	36	2	1,590	39	7	3	—	4,184	64	273	66	371	774	4,958

Uses of Cash:
Corporate
LAMCO Management Fees	(e)		(62)	—	—	—	—	—	—	—	—	(62)	—	—	—	—	—	(62)
Advances to Aurora	(f)		(411)	—	—	—	—	—	—	—	—	(411)	—	—	—	—	—	(411)
Compensation and Benefits	(p)		(47)	—	—	—	—	—	—	—	—	(47)	(13)	—	—	(3)	(16)	(64)
Professional Fees	(q)		(98)	—	—	—	—	—	—	—	—	(98)	—	—	—	—	—	(98)
Other Operating Expenses	(r)		(25)	—	—	—	—	—	—	—	—	(25)	(10)	—	—	(1)	(11)	(36)
Other Non-Operating Expenses	(s)		(6)	—	—	—	(46)	—	—	—	—	(52)	—	—	—	—	—	(52)
Bankhaus Settlement	(t)		—	—	—	—	10	—	—	—	—	10	—	—	—	—	—	10
Aurora Bank / Woodlands Settlement	(u)		(503)	—	—	—	(107)	—	—	—	—	(610)	—	—	—	—	—	(610)
Derivatives, Principally Hedging	(v)		—	(141)	(5)	—	—	—	(1)	—	—	(147)	(2)	—	—	—	(2)	(148)
Loans	(w)		—	—	—	—	(603)	—	—	—	—	(603)	—	—	—	—	—	(603)
Private Equity / Principal Investing	(x)		(17)	—	—	—	—	—	—	—	—	(17)	—	(42)	—	—	(42)	(59)
Real Estate	(y)		(73)	—	—	—	(68)	—	—	—	—	(141)	—	—	(21)	(6)	(27)	(169)
Asia	(z)		—	—	—	—	—	—	—	—	—	—	—	—	—	(158)	(158)	(158)
South America			—	—	—	—	—	—	—	—	—	—	—	—	—	(15)	(15)	(15)
Inter-Company Transfers	(o)		(94)	(91)	(7)	(4)	(104)	(6)	(1)	—	—	(307)	—	(35)	(82)	(228)	(345)	(652)

Total Uses of Cash			(1,337)	(232)	(13)	(4)	(919)	(6)	(1)	—	—	(2,512)	(25)	(77)	(103)	(411)	(616)	(3,128)

Net Cash Flow			(187)	1,126	23	(2)	671	34	5	3	—	1,672	38	196	(37)	(39)	158	1,830

FX Fluctuation	(aa)		(2)	—	2	—	(2)	—	—	—	—	(2)	—	—	—	—	—	(2)

Ending Cash & Investments (12/31/10)	(bb)		$2,318	$8,579	$1,641	$233	$4,347	$539	$423	$390	$12	$18,482	$104	$1,020	$7	$2,477	$3,609	$22,090

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

October 1, 2010 - December 31, 2010

Notes

(a)	Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Corporate, Derivatives, Loans, Private Equity / Principal Investing and Real Estate reflects bank accounts that are managed and reconciled by Lehman’s U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman’s Asia and South American operations, respectively. Certain items reflected in this quarterly Schedule of Cash Receipts and Disbursements have been re-classified and/or adjusted from prior months.

(b)	Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.

(c)	Beginning Cash and Investments was decreased $2 million for LBHI, $12 million for LBSF and $7 million for LCPI from Ending Cash and Investments on the September 2010 Schedule of Cash Receipts and Disbursements to reflect the amortization of purchase price premiums on investments. Beginning Cash and Investments was also adjusted to reflect a $1 million increase for LB 1 Group from Ending Cash and Investments on the September 2010 Schedule of Cash Receipts and Disbursements to reflect balances not previously reported.

(d)	Beginning Cash and Investment balances include approximately $4 billion in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or Other Controlled Entities. Beginning Cash and Investment balances exclude approximately $595 million of cash posted for hedging activity, prior to the recognition of any gains or losses.

(e)	Reflects payment for LAMCO services for Q4 2010.

(f)	Reflects advances and the repayment of advances for the court approved repo facility and advance receivables facility with Aurora Bank.

(g)	Reflects the repayment of payroll disbursements made on behalf of Woodlands Commercial Bank.

(h)	Reflects the sale of art.

(i)	Primarily reflects $49 million of interest income, $26 million of principal and interest redeemed from an ABS portfolio, $16 million of distributions from South American performing and non-performing loan portfolios and $15 million as a partial reimbursement related to the court-approved REMIC settlement.

(j)	Primarily reflects settlements with counterparties and includes the return of $176 million of collateral posted for hedging.

(k)	Primarily reflects principal and interest from borrowers, of which a portion was distributed to syndicated loan participants (see footnote w).

(l)	Primarily reflects redemptions, dividends, interest and/or proceeds from the sale of investments.

(m)	Primarily reflects principal and interest received from real estate investments.

(n)	Primarily reflects $75 million from the settlement of claims with entities under other administrations, $44 million from non-performing loan portfolio collections, $42 million from the sale of non-performing loan portfolios and $24 million from the sale of real estate assets.

(o)	Includes $208 million transferred to LBHI from various Lehman legal entities for Q2 2010 cost allocations and true-ups from prior periods.

(p)	Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $47 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(q)	A portion of the $98 million will be subject to future cost allocation to various Lehman legal entities.

(r)	Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs. A portion of the $25 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(s)	Primarily reflects disbursements of $46 million to hedge foreign currency risk of real estate and loan assets.

(t)	Reflects post-closing receipts of $12 million and a $2 million disbursement to purchase a loan asset related to the court-approved Bankhaus Settlement that occurred in February 2010.

(u)	Reflects disbursements for the court-approved Aurora Bank and Woodlands Settlements.

(v)	Primarily reflects $97 million of collateral posted for hedging and payments on live trades.

(w)	Primarily reflects principal and interest distributed to syndicated loan participants.

8

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

October 1, 2010 - December 31, 2010

Notes

(x)	Primarily reflects capital calls.

(y)	Primarily reflects payments made to preserve the value of Real Estate assets.

(z)	Primarily reflects distributions of $113 million to intercompany creditors under the control of other administrators.

(aa)	Reflects fluctuation in value of foreign currency bank accounts.

(bb)	Ending Cash and Investment balances include approximately $4 billion in co-mingled or segregated accounts. These amounts are preliminary and estimated as follows: Debtors - LCPI $1.8 billion, LBHI $1.3 billion, LBSF $657 million, LBCS $44 million, LBCC $5 million, Lehman Scottish Finance $2 million; and Non-Debtors $82 million, and are subject to adjustment. Ending Cash and Investment balances exclude approximately $538 million of cash posted as collateral for hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $444 million, LCPI $44 million, LBFP $28 million, LBCC $11 million, LBHI $10 million and LBCS $1 million.

9

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO DECEMBER 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements (a)

December 2010

Unaudited ($ in thousands)

		December-2010	Filing Date Through December-2010 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$10,916	$393,355
Kelly Matthew Wright	Art Consultant and Auctioneer	—	84
Natixis Capital Markets Inc.	Derivatives Consultant	—	13,526
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	260	15,827
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	28	3,657
Clyde Click, P.C.	Special Counsel - Real Estate	20	20
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,392	24,058
Dechert LLP	Special Counsel - Real Estate	226	1,211
Deloitte LLP	Tax Services	—	79
Discover Ready LLC	eDiscovery Services	—	8,413
Ernst & Young LLP	Audit and Tax Services	—	1,553
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	287	1,526
Hudson Global Resources	Contract Attorneys	—	6,388
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	2,028	45,379
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	30	474
Kleyr Grasso Associes	Special Counsel - UK	39	418
Latham & Watkins LLP	Special Counsel - Real Estate	25	381
Lazard Freres & Co.	Investment Banking Advisor	—	24,580
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	473	4,935
MMOR Consulting	Tax Services	227	227
Momo-o, Matsuo & Namba	Special Counsel - Asia	75	130
O’Neil Group	Tax Services	—	1,033
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	—	1,595
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	194	711
Pricewaterhouse Coopers LLP	Tax Services	72	858
Reed Smith LLP	Special Counsel - Insurance	47	254
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	310	4,887
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—	2,511
Sonnenschein Nath & Rosenthal LLP	Special Counsel - Real Estate	51	601
Sutherland LLP	Special Counsel - Tax	—	101
Weil Gotshal & Manges LLP	Lead Counsel	—	254,575
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	47	2,144
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—	10,919
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,782	48,335
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	330	10,268
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	6,359	89,886
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	2,671	15,242
Richard Sheldon, Q.C.	Special Counsel - UK	—	130
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	—	42,502
Jenner & Block LLP	Examiner	22	57,898
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	—	2,655
Brown Greer Plc	Fee and Expense Analyst	61	515

Total Non-Ordinary Course Professionals		28,969	1,095,987

Debtors - Ordinary Course Professionals		1,486	33,816	(c)

US Trustee Quarterly Fees		—	1,035

Total Professional Fees and UST Fees (d)		$30,456	$1,130,838

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements (a)

December 2010

(a)	All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.
(b)	The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of December 2010. The figures do not include accruals.
(c)	Filing Date Through December 2010 balance for Debtors - Ordinary Course Professionals has been increased by $86 thousand to account for payments that were inadvertently excluded in previous MORS.
(d)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.

12

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND CONTROLLED ENTITIES

BASIS OF PRESENTATION

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF DECEMBER 31, 2010

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Bankruptcy Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Accounts” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With Certain Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

On January 14, 2010 the Court entered a separate “Order Granting LBHI’s Motion for Authorization, Pursuant to Sections 105, 363 and 364 of the Bankruptcy Code, to Sell Certain Asset Backed-Securities and Related Relief” [Docket No. 6659], which authorized the Company to enter into hedging transactions to hedge against loss of value from fluctuations in foreign exchange rates (the “Asset Backed-Securities Hedging Order”).

On November 18, 2010 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection with Foreign Exchange Hedging Transactions” [Docket No. 12891] (the “Macro FX Hedging Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order or the Macro FX Hedging Order (collectively, the “Hedging Orders”), as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Hedging Orders, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and December 31, 2010 (the “Report Date”), the Debtors have executed 13 Hedging Transactions and the current value of collateral posted approximates $434 million. The Open Derivative Positions correspond to 42 non-terminated derivative contracts with an estimated recovery value as of the Report Date equal to approximately $682 million. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material. For further description regarding derivative recovery values, please refer to the March 2010 Supplemental Monthly Operating Report filed on August 13, 2010.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on page 15.

Residential Loan Order. Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Asset Backed-Securities Hedging Order. Between the entry of the Asset Backed-Securities Hedging Order and the Report Date, the Debtors have executed 1 Hedging Transaction. The current value of the collateral posted approximates $7 million. The estimated recovery value of the Asset Backed-Securities portfolio as of the Report Date approximates $91 million. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Macro FX Hedging Order. Between the entry of the Macro FX Hedging Order and the Report Date, the Debtors have executed 3 Hedging Transactions. The current value of the collateral posted approximates $46 million. The estimated recovery value of the underlying assets being hedged approximates $1.1 billion as of the Report Date. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Lehman Brothers Holdings Inc.

As of December 31, 2010

Quarterly Hedging Report

Derivatives Hedging Order

Debtor	Current Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Special Financing Inc. (“LBSF”)	$413,929,375	$583,522,301
Lehman Brothers Commercial Corp. (“LBCC”)	4,958,855	84,984,359
Lehman Brothers Financial Products Inc. (“LBFP”)	14,631,448	13,866,813

Total	$433,519,677	$682,373,473

(a)	Value of collateral represents cash collateral posted, net of any gains or losses on hedging transactions.

Asset Backed-Securities Hedging Order

Debtor	Current Value of Collateral Posted for Hedging Transactions	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$7,436,880	$91,459,663

Total	$7,436,880	$91,459,663

Macro FX Hedging Order

Debtor	Current Value of Collateral Posted for Hedging Transactions	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$3,538,074	$62,889,531
Lehman Commercial Paper Inc. (“LCPI”)	42,537,843	1,064,258,150

Total	$46,075,917	$1,127,147,681